UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)  July 6, 2020

BED BATH & BEYOND INC.
(Exact name of registrant as specified in its charter)

New York	0-20214	11-2250488
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

650 Liberty Avenue, Union, New Jersey 07083
(Address of principal executive offices)    (Zip Code)

(908) 688-0888
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	BBBY	The Nasdaq Stock Market LLC
(Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02	Results of Operations and Financial Condition
On July 8, 2020, Bed Bath & Beyond Inc. (the “Company”) issued a press release announcing the Company’s financial results for its fiscal first quarter ended May 30, 2020. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 2.05	Costs Associated with Exit or Disposal Activities
As part of the Company’s ongoing business transformation, on July 6, 2020 the Board of Directors of the Company approved the planned closure of approximately 200 mostly Bed Bath & Beyond stores over the next two years as part of the Company's real estate optimization program.
At this initial stage of the program, a reasonable estimate of the amount or range of amounts expected to be incurred in connection with these restructuring activities, both with respect to each major type of cost associated therewith and with respect to the total cost or estimated range of total cost, or an estimate of the amount or range of amounts that will result in future cash expenditures, cannot be made at this time. The Company will disclose this information as soon as it is in a position to provide estimates or range of estimates as required by this Item.

Item 7.01	Regulation FD Disclosure
On July 8, 2020, the Company published an Investor Presentation for its fiscal first quarter ended May 30, 2020 as noted in the press release described in Item 2.02 above. The Investor Presentation is attached hereto as Exhibit 99.2 and is incorporated herein by reference. Additionally, the Company has posted the Investor Presentation on the investor relations section of its website at www.bedbathandbeyond.com.

The information in this Current Report on Form 8-K (including the exhibits attached hereto) being furnished under Items 2.02 and 7.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Forward-Looking Statements
This report contains forward-looking statements, including, but not limited to, the Company’s progress and anticipated progress towards its long-term objectives and the success of its plans in response to the novel coronavirus (COVID-19), as well as the status of its future liquidity and financial condition and the potential impact and success of its strategic restructuring program. Many of these forward-looking statements can be identified by use of words such as may, will, expect, anticipate, approximate, estimate, assume, continue, model, project, plan, goal, and similar words and phrases, although the absence of those words does not necessarily mean that statements are not forward-looking. The Company’s actual results and future financial condition may differ materially from those expressed in any such forward-looking statements as a result of many factors. Such factors include, without limitation: general economic conditions including the housing market, a challenging overall macroeconomic environment and related changes in the retailing environment; risks associated with COVID-19 and the governmental responses to it, including its impacts across the Company's businesses on demand and operations, as well as on the operations of the Company's suppliers and other business partners, and the effectiveness of the Company's actions taken in response to these risks; consumer preferences, spending habits and adoption of new technologies; demographics and other macroeconomic factors that may impact the level of spending for the types of merchandise sold by the Company; civil disturbances and terrorist acts; unusual weather patterns and natural disasters; competition from existing and potential competitors across all channels; pricing pressures; liquidity; the ability to achieve anticipated cost savings, and to not exceed anticipated costs, associated with organizational changes and investments, including the Company’s strategic restructuring program; the ability to attract and retain qualified employees in all areas of the organization; the cost of labor, merchandise and other costs and expenses; potential supply chain disruption due to trade restrictions, and other factors such as natural disasters, such as pandemics, including the COVID-19 pandemic, political instability, labor disturbances, product recalls, financial or operational instability of suppliers or carriers, and other items; the ability to find suitable locations at acceptable occupancy costs and other terms to support the Company’s plans for new stores; the ability to establish and profitably maintain the appropriate mix of digital and physical presence in the markets it serves; the ability to assess and implement technologies in support of the Company’s development of its omnichannel capabilities; the ability to effectively and timely adjust the Company's plans in the face of the rapidly changing retail and economic environment, including in response to the COVID-19 pandemic; uncertainty in financial markets; volatility in the price of the Company’s common stock and its effect, and the effect of other factors, including the COVID-19 pandemic, on the Company’s capital allocation strategy; risks associated with the ability to achieve a successful outcome for its business concepts and to otherwise achieve its business strategies; the impact of intangible asset and other impairments; disruptions to the Company’s information technology systems including but not limited to security breaches of systems protecting consumer and employee information or other types of cybercrimes or cybersecurity attacks; reputational risk arising from challenges to the Company’s or a third party product or service supplier’s compliance with various laws, regulations or standards, including those related to labor, health, safety, privacy or the environment; reputational risk arising from third-party merchandise or service vendor performance in direct home delivery or assembly of product for customers; changes to statutory, regulatory and legal requirements, including without limitation proposed changes affecting international trade; changes to, or new, tax laws or interpretation of existing tax laws; new, or developments in existing, litigation, claims or assessments; changes to, or new, accounting standards; and foreign currency exchange rate fluctuations. The Company does not undertake any obligation to update its forward-looking statements.

Item 9.01	Financial Statements and Exhibits
(d)    Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Bed Bath & Beyond Inc. on July 8, 2020.

99.2	Investor Presentation for the fiscal first quarter ended May 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BED BATH & BEYOND INC.
(Registrant)

Date: July 8, 2020	By:	/s/ Gustavo Arnal
Gustavo Arnal
Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)